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                      SMITH BARNEY ALLOCATION SERIES INC.
                         Select High Growth Portfolio
                            Select Growth Portfolio
                           Select Balanced Portfolio

                               Supplement dated
                                 April 7, 2004
                                      to
                        Prospectus dated April 30, 2003

   The following information supplements the disclosure in the Prospectus of the Portfolios listed above. Defined terms have the same meanings as set forth in the Prospectus.

Changes in Underlying Funds and Investment Ranges

   On April 7, 2004, the Board of Directors of Smith Barney Allocation Series Inc. ("Allocation Series") approved certain changes in the underlying Smith Barney funds in which the portfolios of Allocation Series invest. The modifications are part of an overall plan to reduce the number of underlying funds, simplify the portfolios' allocation structure and eliminate certain size and style biases in the allocations to the underlying funds. The changes to each portfolio of Allocation Series are set forth in the chart below. These changes will be implemented by the portfolio manager of Allocation Series gradually as market conditions warrant.

Portfolio   Fund Additions Fund Eliminations                         Allocation Ranges
---------   -------------- -----------------                         -----------------

Balanced...      None      International All Cap Growth Portfolio    SB Capital and Income Fund
                           Smith Barney Hansberger Global Value Fund (0-20%)

Growth.....      None      Smith Barney Mid Cap Core Fund            Smith Barney Large Capitalization
                           Smith Barney Small Cap Growth Fund        Growth Fund (0-30%)
                           International All Cap Growth Portfolio    Large Cap Value Fund (0-30%)
                           Smith Barney Hansberger Global Value Fund

High Growth      None      Smith Barney Mid Cap Core Fund            Smith Barney Large Capitalization
                           Smith Barney Small Cap Growth Fund        Growth Fund (0-35%)
                           International All Cap Growth Portfolio    Large Cap Value Fund (0-30%)
                           Smith Barney Hansberger Global Value Fund

Description of the SB Growth and Income Fund

   Investment Objective. The SB Growth and Income Fund seeks reasonable growth and income.

   Key Investments. The fund invests in a portfolio consisting principally of equity securities, including convertible securities that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value. The fund emphasizes U.S. stocks with large market capitalizations. The fund's convertible securities may be of any credit quality and may include below investment grade securities (commonly known as "junk bonds").

   Selection Process. The manager emphasizes individual security selection while spreading the fund's investments among industries and sectors for broad market exposure. The manager seeks to construct an

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investment portfolio whose weighted average market capitalization is similar to the S&P 500 Index. The manager used fundamental analysis to identify high-quality companies and then considers whether the stocks are relatively over- or under-valued. The manager also looks for a catalyst for stock price appreciation, such as good management, positive changes in strategy or improvement in the company's competitive position. The manager favors companies with above-average dividend yields.

   Principal Risks of Investing in the fund. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

  . Stock prices decline generally, or stocks perform poorly relative to other types of investments

  .   Large capitalization companies fall out of favor with investors

  . Companies in which the fund invests suffer unexpected losses or lower than expected earnings

  . The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

  . The issuer of a debt security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for below investment grade securities. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid

   The fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

   Performance of the SB Growth and Income Fund. The Allocation Series portfolios invest in Smith Barney Class Y shares of SB Growth and Income Fund. The following chart shows the average annual total returns before taxes for Smith Barney Class Y shares for periods ended December 31, 2003:

                                     1 Year Since Inception Inception Date
                                     ------ --------------- --------------
      Class Y Before Taxes.......... 31.47%      (3.89)%       12/08/00
      S&P 500 Index*................ 28.67&      (5.10)%

   The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The average annual total returns reflect the impact of the maximum sales charge applicable to the respective class, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

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*  The S&P 500 Index is a market-value weighted index comprised of 500 widely held stocks. It is not possible to invest directly in the index. An index does not reflect deductions for fees, expenses or taxes.

FD 02940